Q4 2023 EARNINGS SUPPLEMENT MARCH 7, 2024

LEGAL DISCLAIMER This earnings supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, estimates of future EBITDA, the timing and performance of new store openings, future reductions in cost of capital and leverage ratio, our ability to conduct future accretive acquisitions and our pipeline of new store locations. Forward-looking statements generally use words such as “expect,” “foresee,” “anticipate,” “believe,” “project,” “should,” “estimate,” “will,” “plans,” “forecast,” and similar expressions, and reflect our expectations concerning the future. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this earnings supplement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of this earnings supplement. 2

YTD Q4 2023 HIGHLIGHTS 3 6.9% Sales Growth (1) YTD Q4 2023 v YTD Q4 2022 System-Wide 0.8% SSS Growth (2) YTD Q4 2023 v YTD Q4 2022 System-Wide 125 New Store Openings YTD Q4 2023 (3) $480.5mm Total Revenue YTD Q4 2023 $91.2mm Adj. EBITDA (4) YTD Q4 2023 $2,327.9mm System-Wide Sales YTD Q4 2023 (1) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. (2) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. (3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. (4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

YTD Q4 2023 RESULTS 4 (1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. Royalties $87.9mm $94.0mm YTD Q4 2022 YTD Q4 2023 Systemwide Sales Revenue $407.2mm $480.5mm YTD Q4 2022 YTD Q4 2023 Adj. EBITDA (1) $88.8mm $91.2mm YTD Q4 2022 YTD Q4 2023 $2,178.5mm $2,327.9mm YTD Q4 2022 YTD Q4 2023

Q4 2023 HIGHLIGHTS 5 16.5% Sales Growth (1) Q4 2023 v Q4 2022 System-Wide 0.6% SSS Decline (2) Q4 2023 v Q4 2022 System-Wide 29 New Store Openings Q4 2023 (3) $158.6mm Total Revenue Q4 2023 $27.0mm Adj. EBITDA (4) Q4 2023 $626.7mm System-Wide Sales Q4 2023 (1) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. (2) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. (3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. (4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

Q4 2023 RESULTS 6 (1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. Royalties $22.5mm $24.9mm Q4 2022 Q4 2023 Systemwide Sales Revenue $103.8mm $158.6mm Q4 2022 Q4 2023 Adj. EBITDA (1) $19.6mm $27.0mm Q4 2022 Q4 2023 $538.1mm $626.7mm Q4 2022 Q4 2023

2024 STRATEGIC FOCUS

Accelerate
Build-Out of 1,100+
Unit New Store Pipeline

Maintain
Strong
Liquidity

Grow Factory Production
to Utilize ~60% Excess Capacity via
Expanded Organic Channels
& 3rd Party Dough & Mix
Manufacturing

Drive Adj. EBITDA Growth
~$10mm from New Stores
~$5mm from Factory

Continue to Build
Net Asset Value
for Future Liquidity
(Debt Reduction) Event

Realize Purchasing
Savings from ~$600mm
in Purchasing Power
Effectively Reducing Costs

FRESH. AUTHENTIC. TASTY.
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APPENDIX

DEFINITIONS “EBITDA,” a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”) and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. “Adjusted EBITDA,” a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. “Adjusted net loss,” a non-GAAP measure, defined as net loss plus the impact of adjustments and the tax effects of such adjustments. Adjusted net loss is presented because we believe it helps convey supplemental information to investors regarding our performance, excluding the impact of special items that affect the comparability of results in past quarters to expected results in future quarters. Adjusted net loss as presented may not be comparable to other similarly titled measures of other companies, and our presentation of adjusted net loss should not be construed as an inference that our future results will be unaffected by excluded or unusual items. Our management uses this non- GAAP financial measure to analyze changes in our underlying business from quarter to quarter based on comparable financial results. Reconciliations of net loss attributable to FAT Brands Inc. presented in accordance with GAAP to EBITDA, adjusted EBITDA and adjusted net loss are set forth in the Appendix. “Same-store sales growth” or “SSS” a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. “System-wide sales growth,” a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. I

CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except share and per share data)	Fourteen Weeks Ended		Fiscal Year Ended	
	December 31, 2023	December 25, 2022	December 31, 2023	December 25, 2022
Revenue				
Royalties	$ 24,869	$ 22,525	$ 94,036	$ 87,921
Restaurant sales	111,072	61,528	299,029	241,001
Advertising fees	10,510	9,589	39,490	37,997
Factory revenues	9,810	8,916	37,983	33,504
Franchise fees	937	943	4,979	3,706
Other revenue	1,438	313	4,940	3,095
Total revenue	158,636	103,814	480,457	407,224
Costs and expenses				
General and administrative expense	30,298	39,125	93,117	113,313
Cost of restaurant and factory revenues	105,130	61,726	282,887	221,627
Depreciation and amortization	9,914	6,939	31,131	27,015
Impairment of goodwill and other intangible assets	500	14,000	500	14,000
Refranchising loss	2,127	3,055	2,873	4,178
Acquisition costs	—	—	—	383
Advertising fees	13,811	11,574	47,619	44,612
Total costs and expenses	161,780	136,419	458,127	425,128
(Loss) income from operations	(3,144)	(32,605)	22,330	(17,904)
Other (expense) income, net				
Interest expense	(28,925)	(20,947)	(99,342)	(78,477)
Interest expense related to preferred shares	(4,417)	(4,691)	(18,189)	(16,372)
Net gain (loss) on extinguishment of debt	325	—	(2,397)	—
Other (expense) income, net	1,096	1,456	1,233	5,375
Total other expense, net	(31,921)	(24,182)	(118,695)	(89,474)
Loss before income tax provision	(35,065)	(56,787)	(96,365)	(107,378)
Income tax provision (benefit)	(8,827)	14,021	(6,255)	18,810
Net loss	$ (26,238)	$ (70,808)	$ (90,110)	$ (126,188)
Net loss	$ (26,238)	$ (70,808)	$ (90,110)	$ (126,188)
Dividends on preferred shares	(1,832)	(1,661)	(7,007)	(6,636)
	$ (28,070)	$ (72,469)	$ (97,117)	$ (132,824)
Basic and diluted loss per common share	$ (1.68)	$ (4.39)	$ (5.85)	$ (8.06)
Basic and diluted weighted average shares outstanding	16,675,096	16,530,934	16,599,015	16,476,090
Cash dividends declared per common share	$ 0.14	$ 0.14	$ 0.56	$ 0.54

11

CONSOLIDATED EBITDA & ADJ. EBITDA RECONCILIATION IV Fourteen Weeks Ended Fiscal Year Ended (In thousands) December 31, 2023 December 25, 2022 December 31, 2023 December 25, 2022 Net loss $ (26,238) $ (70,808) $ (90,110) $ (126,188) Interest expense, net 33,342 25,638 117,531 94,849 Income tax provision (benefit) (8,827) 14,021 (6,255) 18,810 Depreciation and amortization 9,914 6,939 31,131 27,015 EBITDA 8,191 (24,210) 52,297 14,486 Bad debt expense (recovery) 2,868 17,793 (9,827) 23,736 Share-based compensation expenses 947 1,584 3,615 7,665 Non-cash lease expenses 535 808 1,766 2,478 Acquisition costs — — — 383 Refranchising loss 2,127 3,055 2,873 4,178 Litigation costs 8,832 4,788 28,280 18,958 Severance 341 — 1,377 526 Net loss related to advertising fund deficit 1,946 1,038 6,310 1,041 Net (gain) loss on extinguishment of debt (325) — 2,397 — Impairment losses 1,006 14,454 1,006 14,454 Pre-opening expenses 564 298 1,136 900 Adjusted EBITDA $ 27,032 $ 19,608 $ 91,230 $ 88,805

ADJUSTED NET LOSS RECONCILIATION V Fourteen Weeks Ended Fiscal Year Ended (In thousands, except share and per share data) December 31, 2023 December 25, 2022 December 31, 2023 December 25, 2022 Net loss $ (26,238) $ (70,808) $ (90,110) $ (126,188) Refranchising loss 2,127 3,055 2,873 4,178 Acquisition costs — — — 383 Net (gain) loss on extinguishment of debt (325) — 2,397 — Impairment losses 1,006 14,454 1,006 14,454 Litigation costs 8,832 4,788 28,280 18,958 Severance 341 — 1,377 526 Tax adjustments, net (1) (3,016) 5,505 (2,332) 6,744 Adjusted net loss $ (17,273) $ (43,006) $ (56,509) $ (80,945) Net loss $ (26,238) $ (70,808) $ (90,110) $ (126,188) Dividends on preferred shares (1,832) (1,661) (7,007) (6,636) $ (28,070) $ (72,469) $ (97,117) $ (132,824) Adjusted net loss $ (17,273) $ (43,006) $ (56,509) $ (80,945) Dividends on preferred shares (1,832) (1,661) (7,007) (6,636) $ (19,105) $ (44,667) $ (63,516) $ (87,581) Loss per basic and diluted share $ (1.68) $ (4.38) $ (5.85) $ (8.06) Adjusted net loss per basic and diluted share $ (1.15) $ (2.70) $ (3.83) $ (5.32) Weighted average basic and diluted shares outstanding 16,675,096 16,530,934 16,599,015 16,476,090 (1) Reflects the tax impact of the adjustments using the effective tax rate for the respective periods.

CONTACT INVESTOR RELATIONS: MEDIA RELATIONS: ICR MICHELLE MICHALSKI IR-FATBRANDS@ICRINC.COM 646-277-1224 FAT BRANDS ERIN MANDZIK EMANDZIK@FATBRANDS.COM 860-212-6509